SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934
DATE OF REPORT:
November 20, 2008
(Date of Earliest Event Reported)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)
INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURE
Ex-99.1 Second Amended and Restated Employment Agreement with Christopher Oddleifson
Ex-99.2 Fourth Amended and Restated Employment Agreement with Raymond G. Fuerschbach
Ex-99.3 Second Amended And Restated Employment Agreement with Edward F. Jankowski
Ex-99.4 Second Amended And Restated Employment Agreement with Jane L. Lundquist
Ex-99.5 First Amended And Restated Employment Agreement with Gerard F. Nadeau
Ex-99.6 Second Amended And Restated Employment Agreement with Edward H. Seksay
Ex-99.7 Second Amended And Restated Employment Agreement with Denis K. Sheahan
EX-99.8 Rockland Trust Company Amended And Restated Supplemental Executive Retirement Plan

Item 1.01 Entry into a Material Definitive Agreement
     On November 20, 2008 Independent Bank Corp. (the “Company”), and/or its wholly-owned subsidiary Rockland Trust Company (“Rockland Trust”), entered into revised, written employment arrangements with the Executive Officers of the Company and/or of Rockland Trust, namely Christopher Oddleifson, Raymond G. Fuerschbach, Edward F. Jankowski, Jane L. Lundquist, Gerard F. Nadeau, Edward H. Seksay, and Denis K. Sheahan. On November 20, 2008 Rockland Trust also approved the Rockland Trust Company Amended And Restated Supplemental Executive Retirement Plan for the same group of Executive Officers.
     The employment agreements were revised, and the Supplemental Executive Retirement Plan amended and restated, to implement changes that are necessary or advisable to comply with Section 409A of the Internal Revenue Code. The revisions to the employment agreements and to the Supplemental Executive Retirement Plan did not confer additional economic benefits on the Executive Officers. Other changes were also made to the employment agreements for the Executive Officers other than Mr. Oddleifson to clarify language and to make the phrasing of them consistent with each other.
Copies of the revised employment agreements and of the Amended And Restated Supplemental Executive Retirement Plan are attached as follows:
Exhibit 99.1 – Second Amended And Restated Employment Agreement with Christopher Oddleifson.
Exhibit 99.2 – Fourth Amended And Restated Employment Agreement with Raymond G. Fuerschbach
Exhibit 99.3 – Second Amended And Restated Employment Agreement with Edward F. Jankowski.
Exhibit 99.4 – Second Amended And Restated Employment Agreement with Jane L. Lundquist
Exhibit 99.5 – First Amended And Restated Employment Agreement with Gerard F. Nadeau
Exhibit 99.6 – Second Amended And Restated Employment Agreement with Edward H. Seksay
Exhibit 99.7 – Second Amended And Restated Employment Agreement with Denis K. Sheahan
Exhibit 99.8 – Rockland Trust Company Amended And Restated Supplemental Executive Retirement Plan

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
DATE: November 21, 2008	/s/ Edward Seksay
EDWARD SEKSAY
GENERAL COUNSEL